SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                FORM 8-K
                             CURRENT REPORT
                PURSUANT TO SECTION 13 OR 15(d) OF THE
                     SECURITIES EXCHANGE ACT OF 1934

    Date of report (Date of earliest event reported): May 1, 2003

                            TECHNE CORPORATION
                            ------------------
             (Exact Name of Registrant as Specified in Charter)


       Minnesota                     0-17272             41-1427402
----------------------------         -------             ----------
(State or Other Jurisdiction       (Commission         I.R.S. Employer
of Incorporation)                  File Number)      Identification No.)

         614 Mckinley Place NE
           Minneapolis, MN                       55413
---------------------------------------        ----------
(Address of Principal Executive Offices)       (Zip Code)

Registrant's telephone number, including area code      (612) 379-8854




Item 7. Financial Statements and Exhibits

     (c) Exhibits

        99 Press Release dated May 1, 2003.


Item 9.  Regulation FD Disclosure

The following information is furnished pursuant to Item 12. Results of Operations and Financial Condition.

On May 1, 2003, Techne Corporation issued a press release reporting earnings for its third quarter of 2003, which ended March 31, 2003. A copy of the press release is attached as Exhibit 99.



                            SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Dated: May 2, 2003                    TECHNE CORPORATION
                                      By: /S/ Thomas E. Oland
                                      ---------------------------
                                      Name: Thomas E. Oland
                                      Title: President and Chief
                                        Executive Officer



                          EXHIBIT INDEX

    Exhibit No.     Exhibit

      99          Press Release of Techne Corporation dated May 1, 2003.